EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of RTG Ventures, Inc. (the "Company") for the quarterly period ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Linda Perry, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13 (a) of 15
(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 10, 2007                      /s/ Linda Perry
                                          ----------------------------
                                          Linda Perry, President and
                                          Chief Executive Officer